UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 24, 2012

MERU NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34659	26-0049840
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

894 Ross Drive
Sunnyvale, California	94089
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 215-5300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

On October 24, 2012, Meru Networks, Inc. (“Meru”) issued a press release reporting its financial results for its third quarter ended September 30, 2012. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in Item 2.02 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this Item 2.02 shall not be incorporated by reference in any registration statement or other document filed by Meru Networks with the Securities and Exchange Commission, whether made before or after the date of this Current Report, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2012, Carl Gustin informed Meru of his determination to resign as Chief Marketing Officer as soon as November 30, 2012, or such other date as he and Meru agree to provide for an orderly transition.  Meru and Mr. Gustin are discussing the terms of a severance agreement which will provide for the payment of 7 months’ salary continuation at his current base salary rate of $265,000 per annum.  The severance agreement will supersede Mr. Gustin’s existing change of control and severance arrangement.  To the extent the relevant Company performance criteria are satisfied in accordance with the (2012) Executive Incentive Plan (the “2012 Bonus Plan”) based upon the Company’s final 2012 performance under the 2012 operating plan, Mr. Gustin shall not be entitled to receive any bonus under the 2012 Bonus Plan for 2012.

Item 9.01                                             Financial Statements and Exhibits

(d)                    Exhibits

Exhibit No.	Description

99.1	Press release dated as of October 24, 2012, entitled “Meru Networks Reports Record Third Quarter 2012 Financial Results.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERU NETWORKS, INC.

Date: October 24, 2012	By:	/s/ Brett T. White

Name: Brett T. White
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated as of October 24, 2012, entitled “Meru Networks Reports Record Third Quarter 2012 Financial Results.”